SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[]    Preliminary Proxy Statement
[]    Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[]    Definitive Additional Materials
[]    Soliciting Material Pursuant toss.240.14a-12


                         CONSUMER MARKETING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


               Board of Directors - Consumer Marketing Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:


               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:


               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


               -----------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:


               -----------------------------------------------------------------

         5)       Total fee Paid:


               -----------------------------------------------------------------


[]   Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

--------------------------------------------------------------------------------

2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

3)       Filing Party:

--------------------------------------------------------------------------------

4)       Date Filed:

--------------------------------------------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                 SHAREHOLDERS OF CONSUMER MARKETING CORPORATION


To the Shareholders of: CONSUMER MARKETING CORPORATION.

     The Annual Meeting of Shareholders will be held at the offices of R.D. Capital, Inc., located at Suite 104, 1456 St. Paul Street, Kelowna, British Columbia, on February 22, 2002, at 11:00 a.m. for the purposes of:

     1. Electing a new Board of Directors. The nominees for election to the office of director as follows:

               a.   Devinder Randhawa
               b.   Bob Hemmerling

     2. Ratifying all prior actions taken by the officers and directors of the Corporation.

     3. Transacting such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 31, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. If you do not expect to be present, please sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Devinder Randhawa, Chairman of the Board


Dated:  February 12, 2002


                             YOUR VOTE IS IMPORTANT
                             ----------------------


                             ----------------------
                           YOU ARE URGED TO SIGN, DATE
               AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES
                  MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.
                             ----------------------

                         CONSUMER MARKETING CORPORATION

                      Suite 104-1456 St. Paul St., Kelowna,
                        British Columbia, Canada V1Y 2E6

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                     to be held on Friday, February 22, 2002

     This Proxy Statement and the accompanying proxy are furnished to the shareholders of Consumer Marketing Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Friday, February 22, 2002, beginning at 11:00 am at the Company's headquarters, located at Suite 104-1456 St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6, and at any postponements or adjournments of the Annual Meeting. The Annual and Interim Report of the Company for the year ended December 31, 2000, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about February 12, 2001. The enclosed proxy is being solicited by the Board of Directors of the Company.

     The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

     Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, and FOR ratification of Cordovano & Harvey, P.C. as the independent auditors of the Company, and FOR acceptance of the appointment of Foley & Lardner as outside counsel. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

     Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual
Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

     Shareholders of record as of the close of business on December 31, 2001 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on December 31, 2001, there were 500,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at two, and there are currently two members of the Board of Directors.

     Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

     Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominees: Devinder Randhawa and Bob Hemmerling. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

     Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

     Shareholders are entitled to one vote for each share held.

     Background information with respect to the two nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     Devinder Randhawa, President and Chairman and a director of the Company, was appointed to his positions with the Company on January 30, 1997. Upon completing his MBA in 1985, Mr. Randhawa has been in the venture capital/corporate finance (sub-investment banking). Mr. Randhawa was either a registered representative or an analyst for 8 years before founding RD Capital Inc. RD Capital, Inc. is a privately held consulting firm assisting emerging companies in the resource and non-resource sectors. Mr. Randhawa was the founder of startup's such as First Smart Sensor and Strathmore Resources Ltd. Mr. Randhawa received a Bachelors Degree in Business Administration with Honors from Trinity Western College of Langley, British Columbia in 1983 and received his MBA from the University of British Columbia in 1985. He devotes only such time as necessary to the business of the Company, which time is expected to be nominal.

     Robert Hemmerling, Secretary, and Treasurer, and a director, was appointed to his positions with the Company on May 10, 1997. In addition to his positions with the Company, since September 1996, Mr. Hemmerling has been employed with Strathmore Minerals Corp., Kelowna, British Columbia in the investor relations department. Strathmore Minerals is engaged in the business of acquiring and developing uranium properties. Prior, from January 1996 through August 1996, Mr. Hemmerling was unemployed. From January 1992 through December 1995, Mr. Hemmerling was an electrician with Concord Electric, Kelowna, British Columbia. He devotes only such time as necessary to the business of the Company, which time is expected to be nominal.

     Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

     The Board of Directors met once in 2001 as of the date of this Proxy Statement. Each director has attended all of the meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

     No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

     There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.


Reports under Section 16(a) of the Exchange Act

     Pursuant to Rule 16a-2(a), Each member of the board has filed his initial Form 3 ; and has filed a Form 5 with in 45 days of the Company's fiscal year end, which was December 31, 2001.

        SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of December 31, 2001. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

                    Director                                  Number of Shares    Percent of
     Name(1)         Since               Address             Beneficially Owned     Class
-----------------   --------   ---------------------------   ------------------   ----------

Devinder Randhawa     1997     Suite 104-1456 St. Paul St.        152,000             30.4
                               Kelowna, British Columbia,
                                     Canada V1Y 2E6


Bob Hemmerling        1997     Suite 104-1456 St. Paul St.        152,000             30.4
                               Kelowna, British Columbia,
                                     Canada V1Y 2E6


All Executive                                                     304,000             60.8
Officers and
Directors


                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.


                                PROPOSAL NUMBER 2

                           RATIFICATION OF PRIOR ACTS

     This proposal is mainly clerical in nature in that it serves to ratify, through shareholder approval, all actions previously taken by the officers and directors of the corporation.

     The Board of Directors recommends a vote "FOR" ratification of Cordovano & Harvey as the Company's independent auditors for the fiscal year ending December 31, 2002.

     It is not anticipated that representatives of Cordovano & Harvey will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.


                                PROPOSAL NUMBER 3

                         APPOINTMENT OF OUTSIDE COUNCIL

     The Board of Directors recommends a vote "FOR" appointment of Gerald R. Tuskey; Personal Law Corporation as the Company's outside council for the fiscal year ending December 31, 2002.

     Management of the Company has selected Gerald R. Tuskey; Personal Law Corporation, Suite 1000, 1409 Grandville Street, Vancouver, British Columbia, Canada, V6C 1T2 to act as the Company's independent auditor for the fiscal year ended December 31, 2002, subject to ratification by shareholders holding a majority of the issued and outstanding shares of the Company.

     It is not anticipated that representatives of Gerald R. Tuskey; Personal Law Corporation will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.


                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS

     The 2001 Annual Meeting of Shareholders has been scheduled to take place on February 22, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than February 18, 2002.

                                 OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

February 12, 2002                          By Order of the Board of Directors,


                                           /s/ Bob Hemmerlng
                                           -----------------
                                           Bob Hemmerling,
                                           Secretary



Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Bob Hemmerling, Secretary, Consumer Marketing Corporation, Suite 104-1456 St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6.